Future operations and going concern	12 Months Ended
Dec. 31, 2020
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Future operations and going concern

The Group experienced a loss from operations in this reporting period. Although the WISeKey Group does anticipate being able to generate profits in the near future, this cannot be predicted with any certainty. The accompanying consolidated financial statements have been prepared assuming that the Group will continue as a going concern.

The Group incurred a net operating loss of USD 18.5 million and had positive working capital of USD 13.7 million as at December 31, 2020, calculated as the difference between current assets and current liabilities. Based on the Group’s cash projections for the next 12 months to March 31, 2022, it will need approximately USD 1 million to fund operations and financial commitments. Historically, the Group has been dependent on equity financing to augment the operating cash flow to cover its cash requirements. Any additional equity financing may be dilutive to shareholders.

In the year 2020, the Group secured three loans (see Note 25 for detail):

-	On March 04, 2020, WISeKey entered into a new convertible loan agreement (the “Second Yorkville Convertible Loan”) with YA II PN, Ltd. a fund managed by Yorkville Advisors Global, LLC (“Yorkville”) for a total amount of USD 4 million repayable in monthly instalments starting March 30, 2020 in cash or, at Yorkville’s election, in class B shares. The Second Yorkville Convertible Loan bears an interest rate of 6% per annum payable monthly in arrears and matures on April 30, 2021. The Second Yorkville Convertible Loan replaces the existing convertible loan signed on June 27, 2019 (the “Yorkville Convertible Loan”). The remaining balance of USD 2.3 million under the Yorkville Convertible Loan was rolled over into the new agreement, which means that the loan generated a net cash inflow of USD 1.7 million.

-	On March 26, 2020, two members of the Group entered into agreements to borrow funds under the Swiss Government supported COVID-19 Credit Facility (the “Covid loans”) with UBS SA. Under the terms of the Agreement, UBS has lent such Group members a total of CHF 571,500. The loans are repayable in full on March 30, 2028, as amended, although UBS reserves the right to implement instalments before this date. The interest rate is determined by Swiss COVID-19 Law and currently the Covid loans carry an interest rate of 0%.

-	On August 07, 2020, WISeKey entered into Convertible Loan Agreement (the “New Crede Convertible Loan”) with Crede CG III, Ltd (“Crede”) for an amount of USD 5 million. The loan bears a 5% p.a. interest rate, payable in arrears on a quarterly basis starting September 30, 2020, and is repayable in WIHN class B shares any time between September 23, 2020 and the maturity date of August 07, 2022, at Crede’s election. Accrued interests are payable, at WISeKey’s sole election, either in cash or in WIHN class B shares.

These loans demonstrate the availability of lenders to support the WISeKey Group in its activities and development. See Note 25 for detail on these loans.

On February 08, 2018 the Group entered into a Standby Equity Distribution Agreement (“SEDA”) with Yorkville (see Note 25 for detail). Pursuant to the SEDA, Yorkville commits to provide equity financing to WISeKey in the aggregate amount of up to CHF 50.0 million in exchange for Class B Shares over a three-year period. Provided that a sufficient number of Class B Shares is provided through share lending, WISeKey has the right to make drawdowns under the SEDA, at its discretion, by requesting Yorkville to subscribe for (if the Class B Shares are issued out of authorized share capital) or purchase (if the Class B Shares are delivered out of treasury) Class B Shares worth up to CHF 5.0 million by drawdown, subject to certain exceptions and limitations. In the year 2020, WISeKey made six drawdowns for CHF 1.1 million (USD 1.2 million). As at December 31, 2020, the outstanding equity financing available was CHF 46.0 million. On March 04, 2020, the SEDA was extended by 24 months to March 31, 2023.

On December 16, 2019, WISeKey entered into a Convertible Term Loan Facility Agreement (the “LSI Convertible Facility”) with Long State Investment Limited (“LSI”), a Hong Kong-based investment company, to borrow up to CHF 30.0 million over a commitment period of 24 months (see Note 25 for detail). WISeKey will be able to drawdown individual term loans of up to CHF 500,000 or, if so agreed between the parties, up to CHF 2.5 million at an interest rate of 1.5% p.a., up to an aggregate amount of CHF 30 million. LSI will have the right to convert a drawdown tranche into existing or newly issued WIHN class B shares or, if so agreed among the parties and permitted by law, into American Depositary Shares (“ADSs”) representing WIHN class B shares. Any term loan not converted by LSI initially will automatically convert into WIHN class B shares, or (to the extent permissible under applicable securities laws) ADSs, 20 SIX trading days before the expiration of the commitment period at the applicable conversion price. As at December 31, 2020, the Group has made no drawdowns under the LSI Convertible Facility and so the outstanding facility available was CHF 30.0 million.

On May 18, 2020, the Group entered into an Agreement for the Issuance and Subscription of Convertible Notes (the “Nice & Green Facility”) with Nice & Green SA (“Nice & Green”) (see Note 25 for detail.) Pursuant to the Nice & Green Facility, Nice & Green commits to subscribe for up to CHF 10.0 million of interest-free convertible notes, over a two-year period. Subject to a cash redemption right of WISeKey, the convertible notes are mandatorily convertible into WIHN class B shares within a period of 12 months from issuance. In year 2020, WISeKey made six subscriptions. As at December 31, 2020, the outstanding Nice & Green Facility available was CHF 1,083,111 (USD 1,224,832) and there were no unconverted outstanding loan amounts.

On December 08, 2020, WISeKey entered into an Agreement for the Issuance and Subscription of Convertible Notes (the "GTO Facility") with GLOBAL TECH OPPORTUNITIES 8 ("GTO"), Grand Cayman, Cayman Islands, pursuant to which GTO commits to grant a loan to WISeKey for up to a maximum amount of CHF 15.5 million divided into tranches of variable sizes, during a commitment period of 18 months ending June 09, 2022. The dates and amounts of the first 3 tranches were agreed in advance in the GTO Facility agreement; for the remaining facility, GTO has the right to request the subscription of 2 tranches, all other tranches are to be subscribed for by WISeKey during the commitment period, subject to certain conditions. Each tranche is divided into convertible notes that do not bear interest. Subject to a cash redemption right of WISeKey, the convertible notes are mandatorily convertible into WIHN class B shares within a period of 12 months from issuance. GTO made three subscriptions in 2020 under the GTO Facility. As at December 31, 2020, the outstanding GTO Facility available was CHF 10,840,000 (USD 12,258,371). Convertible notes in an aggregate amount of CHF 3,910,000 (USD 4,421,608) remained unconverted.

The SEDA, the LSI Convertible Facility, the Nice & Green Facility and the GTO Facility will be used as a safeguard should there be any additional cash requirements not covered by other types of funding.

Based on the foregoing, Management believe it is correct to present these figures on a going concern basis.